UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2024

 UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

 Virginia

(State or Other Jurisdiction of Incorporation)

001-00652	54-0414210
(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of Principal Executive Offices)			(Zip code)

(804) 359-9311

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2024, Universal Corporation (the “Company”) issued a press release (the “Press Release”) discussing certain preliminary unaudited financial results for the quarter ended September 30, 2024. These preliminary financial results are unaudited, based on currently available information and are not a comprehensive statement of the financial results for this period. Consequently, the preliminary unaudited financial results do not present all necessary information for a complete understanding of the Company’s financial condition as of September 30, 2024 or its results of operations for the quarter ended September 30, 2024. Actual results may differ from these preliminary unaudited financial results due to developments that may arise between the date of the press release and the time that financial results for the quarter ended September 30, 2024 are finalized. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 6, 2024, the Company entered into a Consent with respect to that certain Credit Agreement, dated December 15, 2022, among the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). Under the Credit Agreement the Company covenants to deliver its quarterly financial statements within 45 days following quarter end (the “Quarterly Financials Covenant”). As set forth in Item 8.01 herein, due to the ongoing internal investigation the Company will be unable to comply with the Quarterly Financials Covenant for the quarter ended September 30, 2024 (“Second Quarter 2025 Financials”). Due to the anticipated delay in delivery of the Second Quarter 2025 Financials, the Consent provides for, among other things, an extension until December 31, 2024 for delivery by the Company of the Second Quarter 2025 Financials.

Item 8.01	Other Events.

In August 2024, after filing the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, Universal’s management was made aware of embezzlement by a former senior finance employee at the Company’s Mozambique subsidiary, Mozambique Leaf Tobacco Ltda.. The Company promptly began conducting an internal investigation led by independent outside advisors, including legal advisors and forensic accountants, to review the accounting transactions and procedures related to the embezzlement. As of the date of this Form 8-K, and subject to further investigation, the Company, with the assistance of its independent advisors, currently has identified approximately $7 million in the aggregate of unauthorized payments during fiscal years 2022 through 2025. As of the date hereof, the Company has not determined whether material adjustments to its previously issued financial statements will be necessary as a result of this matter or whether internal controls over financial reporting were designed and operating effectively.

As a result of the additional time required to complete its internal investigation, the process of finalizing financial statements for the second quarter of fiscal year 2025 could not be completed on a timely basis. Therefore, the Company is postponing its second fiscal quarter 2025 earnings release and conference call to allow additional time to complete the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (“Form 10-Q”). The Company intends to make a subsequent announcement to schedule the date and time of its second quarter earnings report once the filing date of its Form 10-Q is confirmed.

The Company filed today a Form 12b-25, Notification of Late Filing, with the U.S. Securities and Exchange Commission, which will extend the deadline for the Company to file the Form 10-Q from November 12, 2024 until November 18, 2024. The Company intends to file the Form 10-Q as soon as practicable after the conclusion of the internal investigation, which it expects will not occur prior to the extended deadline of November 18, 2024. The Company expects to receive a standard filing delinquency notification from the New York Stock Exchange (“NYSE”) and to discuss the status of the Form 10-Q with the NYSE. The NYSE typically grants listed companies a six-month period to cure a filing delinquency. The Company is committed to completing a deliberate, thorough investigation while diligently working to fulfill all reporting obligations.

The text under “Other Corporate Developments” of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among other things, these statements include statements regarding the ongoing internal investigation including descriptions of its scope and impact, expectations about the Company’s reporting of its results and filing its Form 10-Q for the quarter ended September 30, 2024, the potential financial statement impact of the investigated matter, and the preliminary unaudited financial information for the quarter ending September 30, 2024. These forward-looking statements are generally identified by the use of words such as we “expect,” “believe,” “anticipate,” “could,” “should,” “may,” “plan,” “will,” “predict,” “estimate,” and similar expressions or words of similar import. These forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the uncertainty of the ultimate findings of the ongoing internal investigation, as well as the timing of its completion and costs and expenses arising out of the ongoing internal investigation process and its results; the impact of the ongoing internal investigation on us, our management and operations, including financial impact as well as any litigation or regulatory action that may arise from the ongoing internal investigation; the impact of the internal investigation on our conclusions regarding the effectiveness of our internal control over financial reporting and our disclosure controls and procedures; our ability to regain compliance with the NYSE listing requirements; success in pursuing strategic investments or acquisitions and integration of new businesses and the impact of these new businesses on future results; product purchased not meeting quality and quantity requirements; our reliance on a few large customers; our ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of our products and services; costs incurred in providing these products and services including increased transportation costs and delays attributed to global supply chain challenges; timing of shipments to customers; higher inflation rates; changes in market structure; government regulation and other stakeholder expectations; economic and political conditions in the countries in which we and our customers operate, including the ongoing impacts from international conflicts; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its plant-based ingredient businesses; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying our critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. Please also refer to such other factors as discussed in Part I, Item 1A. “Risk Factors” of Universal’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. Universal cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

99.1	Press Release, dated November 12, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: November 12, 2024	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel, and Secretary